UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 31, 2021

SOUTHWESTERN ENERGY COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-08246	71-0205415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10000 Energy Drive

Spring, TX 77389

(Address of principal executive offices) (Zip Code)

(832) 796-1000

(Registrant‘s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	SWN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On December 31, 2021, pursuant to the Agreement and Plan of Merger, dated as of November 3, 2021 (the “Merger Agreement”), by and among Southwestern Energy Company (“Southwestern”), Mustang Acquisition Company, LLC (“Merger Sub”), GEP Haynesville, LLC (“GEPH”), and GEPH Unitholder Representative, LLC solely in its capacity as the Unitholder Representative, Southwestern completed its previously announced acquisition of GEPH.

Item 1.01 Entry into a Material Definitive Agreement.

Registration Rights Agreements

In connection with the closing of the Merger (as defined in Item 2.01 below), Southwestern entered into a registration rights agreement (the “Registration Rights Agreement”) with all of the unitholders of GEPH (the “RRA Holders”) that received a portion of the Stock Consideration (as defined below) in connection with the Merger. Pursuant to the Registration Rights Agreement, among other things, Southwestern (a) is required to file with the Securities and Exchange Commission a registration statement on Form S-3, or amend an existing shelf registration statement registering for resale the shares of Southwestern common stock received by the RRA Holders as part of the Merger (the “Shelf Registration Statement”), and (b) granted the RRA Holders certain underwritten shelf offering request and piggyback registration rights.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the form of Registration Rights Agreement, a copy of which is included as Exhibit 2.2 to this Current Report on Form 8-K, and incorporated herein by reference.

Lock-Up Agreement

In connection with entering into the Registration Rights Agreement, Southwestern also entered into a lock-up agreement with an RRA Holder that, in the aggregate, received approximately 90% of the Stock Consideration (the “Lock-Up Agreement”), pursuant to which, among other things, such RRA Holder has agreed to transfer only up to a certain specified portion of the Stock Consideration received by such RRA Holder in the Merger (or any other Southwestern securities) as follows: the RRA Holder subject to the Lock-Up Agreement (i) may not transfer any shares of Company Common Stock (as defined in the Registration Rights Agreement) or securities convertible into or exercisable or exchangeable for any shares of Southwestern common stock on or before the date that is six months following the closing of the Merger but (ii) may transfer after 30 days from the closing of the Merger until the expiration of such six month period up to an aggregate of 25% of the RRA Holder’s Registrable Securities (as defined in the Registration Rights Agreement) beginning on the 31st day after closing pursuant to (i) Initial Demand Registrations (as defined in the Registration Rights Agreement), (ii) any other method of distribution permitted by the plan of distribution in the Shelf Registration Statement, or (iii) any other applicable exemption from the registration requirements of the Securities Act of 1933.

The foregoing description of the Lock-Up Agreement is qualified in its entirety by reference to the full text of the form of Lock-Up Agreement, a copy of which is included as Exhibit 2.3 to this Current Report on Form 8-K, and incorporated herein by reference.

Supplemental Indentures

Following the closing of the Merger, GEPH became a guarantor of Southwestern’s credit agreements. In addition, Southwestern entered into supplemental indentures to the indentures governing Southwestern’s 4.100% Senior Notes due 2022 (the “2022 Notes”), 4.950% Senior Notes due 2025 (the “2025 Notes”), 7.750% Senior Notes due 2027 (the “2027 Notes”), 8.375% Senior Notes due 2028, 5.375% Senior Notes due 2029, 5.375% Senior Notes due 2030 and 4.750% Senior Notes due 2032 (collectively, the “Notes”) to add GEPH as a guarantor of those Notes.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the supplemental indentures, each of which is incorporated herein by reference into and is attached to this Current Report on Form 8-K as Exhibits 4.1, 4.2, 4.3 and 4.4, respectively.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth in the “Introductory Note” of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

In accordance with the Merger Agreement, at the effective time of the Merger (the “Effective Time”), Southwestern acquired all of the outstanding units of GEPH in exchange for the consideration described below. Upon the terms and subject to the conditions of the Merger Agreement, Merger Sub merged with and into GEPH, with GEPH continuing as the surviving company (the “Merger”) and a wholly-owned subsidiary of Southwestern.

Under the terms and conditions of the Merger Agreement, on December 31, 2021, each issued and outstanding Preferred Unit (as defined in the Merger Agreement) was redeemed in full for an aggregate amount in cash for all Preferred Units equal to $1,165,000,000, without interest. The aggregate consideration paid to the holders of Company Units (as defined in the Merger Agreement) in the transaction consisted of approximately $103,500,000 in cash and 99,337,748 shares of Southwestern common stock (the “Stock Consideration”), as adjusted pursuant to the Merger Agreement.

The description of the Merger Agreement and related transactions (including, without limitation, the Merger) in this Current Report on Form 8-K does not purport to be complete and is subject, and qualified in its entirety by reference, to the full text of the Merger Agreement, which is attached as Exhibit 2.1 to Southwestern’s Current Report on Form 8-K filed with the Commission on November 5, 2021 and incorporated herein by reference.

Item 8.01 Other Events.

Southwestern issued a notice of redemption to holders of its 2022 Notes to redeem all issued and outstanding 2022 Notes on January 24, 2022 in accordance with the indenture governing the 2022 Notes.

On December 30, 2021, the previously announced cash tender offers (the “Tender Offers”) by Southwestern to purchase for cash up to $300,000,000 aggregate principal amount (the “Maximum Tender Amount”) of its 2025 Notes and its 2027 Notes expired. As of the expiration time, $401,547,000 aggregate principal amount of 2025 Notes had been validly tendered. Because the increased Maximum Tender Amount was exceeded by the aggregate principal amount of 2025 Notes tendered in the Tender Offers, the Company did not purchase any tendered 2027 Notes. On December 31, 2021, the Company purchased the Maximum Tender Amount of the 2025 Notes, with such amount being prorated across all 2025 Notes, validly tendered.

On December 31, 2021, Southwestern issued a press release announcing the completion of the Merger, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired. The financial statements of GEPH required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b) Pro forma financial information. The pro forma financial information required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(d) Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated November 3, 2021, by and among Southwestern Energy Company, Mustang Acquisition Company, LLC, GEP Haynesville, LLC, and GEPH Unitholder Rep, LLC solely in its capacity as the Unitholder Representative. (incorporated by reference to Exhibit 2.1 to Current Report on Form 8-K filed with the Commission on November 5, 2021).

2.2	Form of Registration Rights Agreement*

2.3	Form of Lock-Up Agreement*

4.1	Sixth Supplemental Indenture, dated as of January 4, 2022, among Southwestern Energy Company, the guarantors party thereto and The Bank of New York Mellon Trust, N.A., as trustee.

4.2	Eighth Supplemental Indenture, dated as of January 4, 2022, among Southwestern Energy Company, the guarantors party thereto and Regions Bank, as trustee.

4.3	Eighth Supplemental Indenture, dated as of January 4, 2022, among Southwestern Energy Company, the guarantors party thereto and U.S. Bank National Association, as trustee.

4.4	Fifth Supplemental Indenture, dated as of January 4, 2022, among Southwestern Energy Company, the guarantors party thereto and Regions Bank, as trustee.

99.1	Press release.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Annexes, schedules and certain exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Southwestern Energy Company hereby undertakes to furnish supplemental copies of any of the omitted annexes, schedules and exhibits upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWESTERN ENERGY COMPANY

Dated: January 4, 2022	By:	/s/ Chris Lacy
	Name:	Chris Lacy
	Title:	Executive Vice President, General Counsel and
Corporate Secretary